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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
Evergreen Media Corporation:

We consent to the use of our report incorporated herein by reference.


                                                 /s/ KPMG PEAT MARWICK LLP
                                                 --------------------------
                                                     KPMG PEAT MARWICK LLP


Dallas, Texas
May 15, 1996